Tide Lines, LLC.
                       A Nevada Limited Liability Company
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VIA FAX
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Michael Ruge
2668 Larmar Road
Los Angeles, Ca 90068

January 18, 2000



Dear Mr. Ruge:

          This is to confirm our agreement to terminate that certain agreement dated August 18, 1999 with Go Call, Inc. which called for the exchange of stock of Tide Lines, LLC. for GoBanner.com. (aka The Banner Ad Network) due to Go Call, Inc.'s inability to deliver the assets agreed upon. A copy of said agreement is attached hereto for your convenience. Please sign and return this letter as acceptance of this termination.



                                                           Very truly yours

                                                           Tide Lines, LLC.


                                                           /s/ Michael J. Daniel
                                                           ---------------------
                                                           Michael J. Daniel
                                                           President


Agreed and Accepted

/s/ Michael Ruge
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Michael Ruge
Go Call, Inc.